UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2008

China Tractor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52716	98-0445019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Donghu Ecological Economic Development Zone Changchun City, Jilin Province. P.R.C.	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-431-82561002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 CHANGE IN FISCAL YEAR.

On November 3, 2008 the Board of Directors of China Tractor Holdings, Inc. (the "Company") approved a change in the Company's fiscal year end from September 30 to the December 31 of each year, in order to align its fiscal year end of its operating subsidiaries. The fiscal year change is effective beginning with the Company's 2008 fiscal year.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2008	CHINA TRACTOR HOLDINGS, INC.

	By:	/s/ Liu Jingdong
Name: Liu Jingdong
Title: President